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                                                                    EXHIBIT 10.1



                                NETMOSPHERE, INC.
                             1997 STOCK OPTION PLAN

                     As Adopted Effective February 25, 1997
                            Amended January 12, 1998
                         and Amended September 11, 1998


            1. Purpose.

                        (a) The purpose of the Netmosphere, Inc. 1997 Stock Option Plan (the "Plan") is to provide a means whereby selected eligible employees and officers and directors of and consultants to Netmosphere, Inc., a California corporation (the "Company"), and its Affiliates, if any, as defined below, may be given a favorable opportunity to acquire common stock of the Company (the "Common Stock"), thereby encouraging such persons to accept or continue a qualifying relationship with the Company; increasing the interest of such persons in the Company's welfare through participation in the growth and value of the Common Stock; and furnishing such persons with an incentive to improve operations and increase profits of the Company. The terms "Affiliate" or "Affiliates" as used in the Plan shall mean any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                        (b) To accomplish the foregoing objectives, this Plan provides a means whereby employees, directors, and consultants may receive options to purchase Common Stock.

            2. Stock Options. Stock options granted pursuant to the Plan may, at the discretion of the Board of Directors of the Company, be granted either as an Incentive Stock Option ("ISO") or as a Nonstatutory Stock Option ("NSO"). An ISO shall mean an option described in Section 422 of the Code. An NSO shall mean any option not meeting the requirements of Section 422 of the Code. An option designated as an NSO will not be treated as an ISO.

            3. Administration. The Board of Directors (the "Board"), whose authority shall be plenary, shall administer the Plan, unless and until such time as the Board delegates administration of the Plan pursuant to subsection 3(b), below.

                        (a) The Board, whose determinations shall be conclusive, shall have the power, subject to and within the limits of the express provisions of the Plan:

                                    (i) To grant options pursuant to the Plan.

                                    (ii) To determine from time to time which of
the eligible persons described in Section 5, below, shall be granted options under the Plan, the number of shares for which each option shall be granted, the term of each granted option and the time or times during the term of each option within which all or portions of each option may be exercised (which at the Board's discretion may be accelerated, if allowed under applicable law).
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                                    (iii) To construe and interpret the Plan and
options granted under it and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any option agreement with respect to the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                                    (iv) To grant options in exchange for
cancellation of options granted earlier at different exercise prices; provided, however, nothing contained herein shall empower the Board to grant an ISO under conditions or pursuant to terms that are inconsistent with the requirements of subsection 4(b), below, or Section 422 of the Code.

                                    (v) To prescribe the terms and provisions of
each option granted (which need not be identical) and the form of written instrument that shall constitute the option agreement.

                                    (vi) To amend the Plan as provided in
Section 11, below.

                                    (vii) Generally, to exercise such powers and
to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

                                    (viii) To take appropriate action to cause
any option granted hereunder to cease to be an ISO; provided, however, no such action may be taken by the Board without the written consent of the affected optionee.

                        (b) The Board may, by resolution, delegate administration of the Plan (including, without limitation, the Board's powers under subsection 3(b) above) to a committee acting under the authority of the Board. In the event that the Company has registered any equity security under
Section 12 of the Securities and Exchange Act of 1934, as amended (the "Act"), such committee shall consist of not less than two (2) members of the Board each of whom shall be a "disinterested person" and an "outside director". A member of the Board is a "disinterested person" if at the time she exercises discretion in administering the Plan she is not eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company (or Affiliate) entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or (Affiliate), or if she otherwise satisfies the requirements of a "disinterested person" within the meaning of Rule 16b-3 of the Act. A member of the Board is an "outside director" if she is not a current employee of the Corporation (or Affiliate), is not a former employee of the Corporation (or Affiliate) who is receiving compensation for prior services, was not an officer of the Corporation (or Affiliate) at any time, and currently is not receiving compensation for personal services to the Corporation (or Affiliate) in any capacity other than as a member of the Board, or if she otherwise satisfies the requirements of an "outside director" as such term is defined for purposes of Section 162(m) of the Code. The Board shall have complete discretion to determine the composition, structure, form, term and operation of any committee established to administer the Plan. The Board at any time may revest in the Board the administration of the Plan.



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            4. Shares Subject to Plan and to Option.

                        (a) Subject provisions of Section 10, below (relating to adjustments upon changes in stock), the stock which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Two Million Six Hundred Thousand (2,600,000) shares of the Company's authorized Common Stock and may be unissued shares, reacquired shares, or shares bought on the market for the purpose of issuance under the Plan. If any options granted under the Plan shall for any reason terminate or expire without having been exercised in full, the stock not purchased under such options shall be available again for the purpose of the Plan.

                        (b) If the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds the amount provided in Section 442(d) of the Code, such options representing stock in excess of the Section 422(d) annual limitation shall be deemed to be a grant of an NSO to the extent of such excess.

            5. Eligibility.

                        (a) All employees of the Company and its Affiliates are eligible to receive ISOs and only employees of the Company and its Affiliates may be granted ISOs. Directors of the Company who are not also employees of the Company shall not be eligible for ISOs, but are eligible for NSOs. Employees and independent contractors s hall also be eligible for NSOs.

                        (b) No option issued under the Plan, may be granted to a person who, at the time such option would be granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company or its Affiliate unless the option price is at least one hundred percent (100%) in the case of an NSO, one hundred ten percent (110%) in the case of an ISO, of the fair market value of the stock subject to the option and such option by its terms is not exercisable after five
(5) years from the date such option is granted. Any employee may hold more than one (1) option at any time. For purposes of this subsection 3(b), in determining stock ownership, an optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Common Stock with respect to which any such optionee holds an option shall not be counted. Additionally, for purposes of this subsection 3(b), outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the optionee or by any other person.

            6. Terms of Options. Options granted pursuant to the Plan need not be identical, but each option shall be granted within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, shall specify the number of shares to which it pertains and shall be subject to the following terms and conditions:



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                        (a) The purchase price of each option shall be
determined by the administrator of the Plan at the time the option is granted, but shall in no event, except as otherwise set forth in Section 5, above, be less than eighty-five percent (85%) in the case of an NSO, or one hundred percent (100%) in the case of an ISO, of the fair market value of the stock subject to the option on the date the option is granted. For all purposes of the Plan, the fair market value of the Common Stock shall be, if the Stock is publicly traded, its closing bid price on NASDAQ or the over-the-counter market, or if is traded on another exchange, the last price at which it traded on such exchange. If the stock is not publicly traded, the fair market value shall be such value as is determined in good faith by the Board of Directors by taking into consideration the following factors: the Company's net worth, prospective earning power and dividend-paying capacity, and other relevant factors.

                                    "Other relevant factors" include the
goodwill of the business; the economic outlook in the particular industry; the Company's position in the industry and its management, the degree of control of the business represented by the block of stock to be valued; and the values of securities of corporations engaged in the same or similar lines of business which are listed on a stock exchange. In addition to the relevant factors described above, consideration shall also be given to nonoperating assets including proceeds of life insurance policies payable to or for the benefit of the Company, to the extent such nonoperating assets have not been taken into account in the determination of net worth, prospective earning power, and dividend-earning capacity.

                        (b) Except as otherwise set forth in Section 5, above, the term of any option shall not be greater than ten (10) years from the date it was granted.

                        (c) An option by its terms, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable, during the lifetime of the option holder, only by the individual to whom the option is granted. Notwithstanding the above, if an employee is determined to be incompetent by a court of proper jurisdiction, her legal representative may exercise the option on her behalf.

                        (d) Each option shall become exercisable on an annual basis as to not less than twenty percent (20%) of the total number of shares subject thereto.

                        (e) Options under the Plan may be exercised by a participant regardless of whether she is employed by the Company or an Affiliate at the time of exercise.

                        (f) Upon the termination of a participant's employment (defined as the date the participant is no longer employed by either the Company or any of its Affiliates), her rights to exercise an option then held by her shall be only as follows:

                                    (i) If a participant's employment is
terminated for any reason other than death of the participant, she may, within not less than three (3) months following such termination, or within such longer period as the Board may fix, exercise the option to the extent such option was exercisable by the participant on the date of termination of his employment, or to the extent otherwise specified by the Board, which may so specify at a time that is subsequent



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to the date of the termination of his employment, provided, the date of exercise is in no event after the expiration of the term of the option. However, if the participant's employment is terminated due the Disability (within the meaning of Section 22(e) of the Code) of the participant, then this paragraph 6(e)(ii) shall apply to such participant by substituting twelve (12) months for three (3) months.

                                    (ii) If a participant's employment is
terminated by death, his estate shall have the right for a period of not less than twelve (12) months following the date of death, or for such longer period as the Board may fix, to exercise the option to the extent the participant was entitled to exercise such option on the date of death, or to the extent otherwise specified by the Board, which may so specify, at a time that is subsequent to the date of death, provided the actual date of exercise is in no event after the expiration of the term of the option. A participant's estate shall mean his legal representative or any person who acquires the right to exercise an option by reason of the participant's death.

                        (g) Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board shall deem appropriate. No option, however. nor anything contained in the Plan, shall confer upon any, employee any right to continue in the employ of the Company (or Affiliate) nor limit in any way the right of the Company (or Affiliate) to terminate her employment at any time.

                        (h) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled, provided, the excess of the aggregate fair market value of the shares subject to the option immediately after such merger or consolidation over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such merger or consolidation over the aggregate option price of such shares. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options and (i) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares; and (ii) the new option or the assumption of the old option does not give the employee additional benefits which she did not have under the old option.

            7. Payments and Loans Upon Exercise.

                        (a) The purchase price of stock sold pursuant to an option shall be paid either in full in cash or by certified check at the time the option is exercised or to the extent permitted under the applicable provisions of California General Corporation Law, pursuant to any deferred payment arrangement that the Board in its discretion may approve; provided, however, that any



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interest to be paid by an optionee in connection with any such deferred payment arrangement shall be charged interest at the applicable federal rate as defined in Section 1274(d) of the Code.

                        (b) The Company may make loans or guarantee loans made by an appropriate Financial institution to individual optionees, including officers, on such terms as may be approved by the Board for the purpose of financing the exercise of options granted under the Plan and the payment of any taxes that may be due by reason of such exercise.

                        (c) In addition, if and to the extent authorized by the Board, optionees may make all or any portion of any payment due to the Company upon exercise of an option by delivery of any property (including securities of the Company) other than cash, so long as such property constitutes valid consideration for the stock under applicable law.

                        (d) Where the Company has or will have a legal obligation to withhold taxes relating to the exercise of any stock option, such option may not be exercised, in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company.

            8. Use of Proceeds from Stock. Proceeds from the sale of stock pursuant to options granted under the Plan shall be used for general corporate purposes.

            9. Stock Transfer Restrictions; Repurchase Provisions. Stock issued pursuant to the exercise of options granted under the Plan shall be subject to those stock transfer restrictions and repurchase provisions which shall be set forth in a Stock Restriction Agreement (the "Agreement"), substantially in the form attached hereto as Exhibit A. Each individual shall be required to execute the Agreement prior to receiving his shares.

            10. Adjustments of and Changes in the Stock. Subject to the provisions set forth in subsection 6(h), above, in the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding options shall also be amended as to price and other terms if necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 10. In case of any such adjustment, the shares subject to the option shall be rounded



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down to the nearest whole share. Notice of any adjustment shall be given by the
Company to each holder of an option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

            11. Amendment of the Plan. The Board at any time and from time to time, may amend the Plan, subject to the limitation, however, that, except as provided in Section 10 (relating to adjustments upon changes in stock), no amendment shall be effective, unless approved, within twelve (12) months before or after the date of such amendment's adoption, by the vote or written consent of a majority of the outstanding shares of the Company entitled to vote, where such amendment will:

                        (a) increase the number of shares reserved for options under the Plan;

                        (b) materially modify the requirements of Section 5 as to eligibility for participation in the Plan; or

                        (c) materially increase the benefits accruing to participants under the Plan.

            It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide the Company's employees with the maximum benefits provided or to be provided under Section 422 of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the plan or options granted under it into compliance therewith.

            Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent, which may be obtained in any manner deemed by the Board to be appropriate, of the person to whom the option was granted.

            12. Termination or Suspension of the Plan. The Board at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. An option may not be granted under the Plan while the Plan is suspended or after it is terminated.

            Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted, which may be obtained in any manner that the Board deems appropriate.

            13. Time of Granting Options. The date of grant of an option hereunder shall, for all purposes, be the date on which the Board (or committee under authority of the Board) makes the determination granting such option.

            14. Listing, Qualification or Approval of Stock; Approval of Options. All options granted under the Plan are subject to the requirement that if at any time the Board shall determine



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in its discretion that the listing or qualification of the shares of stock subject thereto on any securities exchange or under any applicable law, or the consent or approval by any governmental regulatory body or the shareholders of the Company, is necessary or desirable as a condition of or in connection with the issuance of shares under the option, the option may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

            15. Binding Effect of Conditions. The conditions and stipulations hereinabove contained or in any option granted pursuant to the Plan shall be and constitute a covenant running with all of the shares of the Company owned by the participant at any time, directly or indirectly whether the same have been issued or not, and those shares of the Company owned by the participant shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the participant shall agree to use his best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made, except as provided in the Plan and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates for the stock represented thereby, except strictly in accordance with the provisions of this Plan.

            16. Effective Date of Plan. The Plan shall become effective as determined by the Board but no options granted under it shall be exercisable until the Plan has been approved by the vote or written consent of the holders of a majority of the outstanding shares of the Company entitled to vote. If such shareholder approval is not obtained within twelve (12) months before or after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate,and no further options shall be granted and no shares shall be issued. Subject to such limitation, the Board may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

            17. Gender. The use of any gender specific pronoun or similar term is intended to be without legal significance as to gender.

            18. Financial Reports. The Company shall provide financial and other information regarding the Company, on an annual or more frequent basis, to each individual holding an outstanding option under the Plan as required pursuant to
Section 260.140.46 of Title 10, California Code of Regulations.



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                                    EXHIBIT A

                       Form of Stock Restriction Agreement

                               NETMOSPHERE, INC.,
                             1997 STOCK OPTION PLAN

                           STOCK RESTRICTION AGREEMENT


            THIS STOCK RESTRICTION AGREEMENT (this "Agreement") is made this ___ day of ____________, 199__, by and between Netmosphere, Inc., a California corporation (the "Company"), and _______________ (the "Purchaser"), with respect to those shares of common stock issued to Purchaser pursuant to the Netmosphere, Inc., 1997 Stock Option Plan as amended (the "Plan").

                                    RECITALS

            WHEREAS, it is in the best interest of the Company and its shareholders that the shares of the common stock of the Company be owned by those persons who are engaged in the conduct of its business; and

            WHEREAS, as of the date of this Agreement, Purchaser has exercised an option to acquire ____________________ (____________) shares of the common stock of the Company (the "Shares") through the Plan. (The term "Shares" as used herein refers to all Shares acquired by Purchaser as of the date of this Agreement or subsequent to the execution of this Agreement pursuant to the Plan, and includes all securities received (a) in replacement of the Shares; (b) as a result of stock dividends or stock splits in respect of the Shares; and (c) all securities received in replacement of the Shares in a recapitalization, merger, reorganization, or the like.)

            NOW, THEREFORE, in consideration of the obligations herein assumed by the respective parties, it is mutually agreed as follows:

            1. Restriction Against Transfer.

                        (a) Restrictions Imposed by this Agreement. Purchaser agrees that he or she will not transfer, assign, hypothecate, or in any way dispose of any of Purchaser's Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, without the prior written consent of the Company, except to the extent that a transfer is made in accordance with the terms of this Agreement. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee.

                        (b) Federal Law Restrictions on Transfer. Purchaser hereby acknowledges that in addition to the restrictions imposed by subsection l(a), above, the following restrictions also apply with respect to Purchaser's
Shares:

                                    (i) The Shares held by Purchaser must be
held indefinitely unless registered under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel of the Company, an exemption from such registration is available;

                                    (ii) Only the Company may file a
registration statement with the Securities and Exchange Commission (the "SEC") and the Company is under no obligation to do so with respect to the Shares;

                                    (iii) Exemption from registration may not be
available or may not permit Purchaser to transfer Shares in the amounts or at the times proposed by Purchaser;

                                    (iv) Purchaser has been advised that Rule
144 promulgated by the SEC under the Act, ("Rule 144") which provides for certain limited, routine sales of unregistered securities through brokers, is not presently available with respect to the Shares and may never be available, and in any event, requires that the Shares be held and fully paid for within the meaning of Rule 144 for a minimum of one (1) year, and possibly longer, before they may be resold under Rule 144;

                                    (v) The Company is under no obligation to
file any disclosure statement with the SEC or to furnish Purchaser with information to sell any of the Shares under Rule 144;

                                    (vi) In reliance upon the representations of
Purchaser set forth in Section 2 below, the Company has not registered the Shares with the SEC under the Act.

            2. Representations of Purchaser. Purchaser represents and warrants to the Company that:

                        (a) Purchaser is purchasing the Shares for Purchaser's own account for investment only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Act;

                        (b) Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares, and no other person has any beneficial ownership in the Shares;

                        (c) Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition;

                        (d) Purchaser was not at any time presented with or solicited by any publicly issued or circulated newspaper, mail, radio or television advertisement, or any other form of general advertising;

                        (e) Purchaser has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied,

                        (f) Purchaser recognizes that this investment in the Shares involves special and substantial risks;

                        (g) Purchaser recognizes (i) the highly speculative nature of the investment, (ii) the financial hazards involved, (iii) the lack of liquidity of the Shares and restrictions upon



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transferability thereof (e.g., that the undersigned may not be able to sell or dispose of them or use them as collateral for loans), and (iv) the qualifications and backgrounds of the principals of the Company, among other matters;

                        (h) Purchaser specifically represents and warrants that Purchaser is financially capable of bearing a total loss of this investment; and

                        (i) If Purchaser is married, Purchaser's spouse shall execute the consent of spouse form attached hereto and Purchaser understands that if such form is not signed, then the Company shall be entitled to rely on such fact that Purchaser is unmarried at the time of purchase.

            3. Obligations of Subsequent Transferees. On the occurrence of a transfer of Shares pursuant to the terms of this Agreement, the transferee or any subsequent transferee shall be required to sell or transfer Purchaser's Shares as provided in this Agreement in the same manner and to the same extent as the transferring shareholder would have been required to sell or transfer the Shares. All references in this Agreement to Shares shall be deemed to include Shares owned by any transferee, except that payment for the Shares shall be made to the record owner.

            4.Right of First Refusal. As provided in the Company's bylaws and any amendments thereto, the Company has the right of first refusal with respect to any or all of Purchaser's Shares if certain events take place. A copy of the Company's bylaws detailing the Company's right of first refusal is available for inspection at the Company's principal place of business.

            5. Company Repurchase Right. If (1) Purchaser has exercised his option under the Plan and (2) such Purchaser leaves the employment of the Company, for any or no reason, voluntarily or involuntarily, at any time, then the Company shall have the right to repurchase the Shares. The Company shall have the right to repurchase the Shares by offering to pay Purchaser the fair market value of the Shares purchased under the option. For purposes hereof, the fair market value of the Shares shall be the price set by the Board of Directors for incentive stock options or common stock at its most recent meeting at which options were awarded or common stock was issued. If no such options were awarded or common stock issued within sixty (60) days prior to the date that the Company makes the repurchase offer, then the fair market value of the shares to be repurchased shall be that set by the Board of Directors in good faith. The repurchase right shall be exercised by Company, if at all, within ninety (90) days after the later to occur of (a) Purchaser's last date of employment or (b) the date of this Agreement. The repurchase right shall occur upon the Company's giving written notice to Purchaser of its desire to repurchase the Shares. The Company shall pay cash in a lump sum for such stock and/or cancel existing indebtedness for the repurchase price. The Company may assign such repurchase right to any other person in its discretion.

            6. Sub-Chapter S Election and Status. Purchasers who have exercised their options shall cooperate with the Company, at Company's request, in maintaining its Sub-Chapter S status, to the extent that such status exists at and after the time the option is exercised. If such Purchaser does not so execute the requested documents or provide such assistance promptly after

Company's request therefor, the Company's President shall be appointed as Purchaser's attorney-in-fact for the sole and limited purpose of executing any and all such documents relating to such Sub-Chapter S election in such Purchaser's name as if Purchaser had actually signed same, all without further liability to Purchaser.

            7. Restrictions on Purchase by Company. The right of the Company to exercise its option and to purchase any of the Shares is subject to the restrictions governing the right of a Company to purchase its own stock contained in the California Corporations Code, and such other pertinent governmental restrictions as are now, or may hereafter become effective.

            8. Termination. Except with respect to those restrictions set forth in subsection l(b), above, the restrictions on the transfer of Shares set forth in this Agreement shall terminate upon the happening of any of the following events:

                        (a) All of the Company's outstanding shares are held by only one person, entity, corporation or association;

                        (b) The parties to this Agreement agree in writing or the Company's Board of Directors so determines in writing that such restrictions shall terminate;

                        (c) The Company dissolves; or,

                        (d) At the time of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Act.

          9. Notices. All notices required or desired to be given pursuant to this Agreement shall be in writing and shall be personally served (including by commercial delivery or courier service) or given by mail. Any notice given by mail shall be deemed to have been given and received when ninety-six (96) hours have elapsed from the time such notice was deposited in the United States mails, certified or registered and first-class postage prepaid, addressed, if intended to a party to this Agreement, at the address set forth below its signature or to such other address as such party may have designated by like written notice to each of the other parties from time to time.

            10. Refusal to Transfer. The Company shall not be required:

                        (a) To transfer on its books any Shares that have been sold, given away, or otherwise transferred in violation of any provision set forth in this Agreement; or

                        (b) To treat as owner of such Shares or to accord the right to receive dividends to any purchaser, donee, or other transferee to whom such Shares shall have been so transferred.

            11. Restriction on Certificates.

                        (a) Legends. The Company and Purchaser agree that all certificates representing all Shares of the Company which at any time are subject to the provisions of this Agreement shall have endorsed upon them the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER UNDER THE TERMS OF AN AGREEMENT ENTERED INTO BY THE CORPORATION AND THE SHAREHOLDER, DATED _______________, 199__, AND THE COMPANY'S BYLAWS, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED ON _______________, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 4(2) THEREOF. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT. ANY LEGAL OPINION REQUIRED PURSUANT TO THIS LEGEND REQUIREMENT BY THE COMPANY SHALL BE PREPARED BY THE COMPANY'S COUNSEL.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

THE SHARES ARE ISSUED PURSUANT TO A STOCK OPTION PLAN ALL THE TERMS OF WHICH ARE INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.

                        Under no circumstances shall any sale or other transfer of any Shares be valid until the proposed transferee shall have executed and become a party to this Agreement, unless this requirement is waived by written consent of all the parties; and, notwithstanding any other provision of this Agreement, no such sale or other transfer shall in any event result in the nonapplicability of the provisions of this Agreement.

                        (b) Stop Transfer Instructions. Purchaser agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to such certificates or instruments and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            12. Severability. In the event that any of the provisions of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.

            13. Construction. All pronouns used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural as identification of the person or persons, firm or firms, corporation or corporations may require.

            14. Governing Law. This Agreement shall be governed by the laws of the State of California as if fully executed and performed in such State.

            15. Amendment. No amendment or variation of the terms of this Agreement, with or without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

            16. Inurement. Subject to the restrictions against transfer or assignment contained herein, the provisions of this Agreement shall inure to the benefit of and shall be binding upon the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties. Purchaser agrees that he/she will not hypothecate or otherwise create or suffer to exist any lien, claim, or encumbrance upon any of Purchaser's Shares at any time subject hereto, other than an encumbrance created or permitted by this Agreement.

            17. Entire Agreement. This Agreement contains the entire understanding between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties, relating to the subject matter of this Agreement, which are not fully expressed herein.

            18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.


                                       COMPANY:

                                       Netmosphere, Inc.
                                       a California corporation


                                       By: ____________________________________
                                            (NAME)
                                            (TITLE)



                                       PURCHASER:


                                       ________________________________________
                                       (signature)

                                       Name: __________________________________
                                             (print)

                                       Address: _______________________________

                                       ________________________________________

                                       ________________________________________

                          SPOUSE'S CONSENT TO AGREEMENT


            I acknowledge that I have read the foregoing Agreement, that I know its contents, and that I have had an opportunity to consult independent counsel. I am aware that by its provisions, my spouse agrees to sell all shares of the Company, including any community interest in them, upon the happening of certain events. I hereby consent to the sale, approve of the provisions of the Agreement, and agree that I will not bequeath the shares or any of them or any interest in them by my Will if I predecease my spouse. I further agree that the Company shall be entitled to rely upon any action or document signed by my spouse with regard to the Shares the same as if I had taken such action or signed such document as well. I direct that the residuary clause in my Will shall not be deemed to apply to my community interest in the shares.



                                       ________________________________________
                                       (signature)

                                       Name: __________________________________